SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQEUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
36.	SUBSEQUENT EVENTS

In February 2018, the Company closed the follow-on offering of 4,140,000 ADSs, each representing four ordinary shares of the Company, par value US$0.00002 per share, at US$18.15 per ADS. The net proceeds of the follow-on offering to the Company, after deducting underwriting commissions and fees and estimated offering expenses, was approximately US$71.1 million.

In March 2018, the Company entered into a major sales agreement with NextEra Energy, Inc. to supply them with up to 2,750 megawatts of high-efficiency solar modules over approximately four years.